UNITED STATES SECURITIES AND EXCHANGE COMMISSION, Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2008

INTERNATIONAL POWER GROUP, LTD.
(Exact name of registrant as specified in its charter)

Delaware	000-51449	20-1686022
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

950 Celebration Blvd., Suite A, Celebration, FL.	34747
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number including area code: (407) 566-0318

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of
Principal Officers; Compensatory Arrangement of Certain Officers

On May 16, 2008, the Board of Directors of International Power Group, Ltd., a Delaware corporation ("IPWG" or the “Company”), announced the appointment of Michael J. Kugler (also known as Jack Kugler) as a director of the Company.

Mr. Kugler (aged 69) was recently (April 2008) appointed the CEO and a director of U.S. Precious Metals, Inc., an exploration mining company whose common stock is traded on the over the counter bulletin board under the symbol “USPR”. Prior to these appointments, Mt Kugler served as Executive Vice President and Director of Mirror Image Internet Inc. from October 2000 to 2008, where he was responsible for managing financial operations and investor relations for the company. Mirror Image offers distributed Internet content delivery, streaming media, and Web computing services. The company operates more than a dozen data centers around the world serving content to end users for such customers as the American Museum of Moving Image, Barewalls.com, Forbes.com, Orvis, Pacific Sunwear, REI, and TargetSaver.com. Mirror Image was founded in 1996.

Prior to joining Mirror Image Internet Inc., since 1992, he was Executive Vice President of the Government Securities Department at Daiwa Securities America Inc. From 1984 to 1992, he served as Executive Vice President and was a Member of the Board of Directors at Drexel Burnham Lambert Inc. and Chairman of Drexel Burnham Lambert Government Securities Inc. From 1977 to 1984, Mr. Kugler was Chairman of the government securities division of Merrill Lynch. Mr. Kugler also served as a General Partner in Fixed Income at Salomon Brothers for 20 years beginning 1957.

Mr. Kugler attended the Baruch School of Business at the City College of New York and received an Honorary Doctorate of Business Administration degree from Hawthorne College at Antrim, N.H. in 1980. He is a member of the Washington Quarterly Roundtable of the Center for Strategic and International Studies of Washington, D.C.

In connection with his appointment, Mr. Kugler was granted an option under the Company’s equity compensation plan to purchase 1,000,000 shares of the Company’s common stock at $0.16 per share.

Prior to his appointment, during 2007, Mr. Kugler had provided services to the Company as a financial advisor. In addition, in December 2007, Mr. Kugler loaned the Company $100,000, which was loan repaid in April 2008. For his financial advisory services and as an inducement to extend the aforementioned loan, Mr. Kugler was compensated by the issuance in December 2007 of 10,000,000 shares of IPWG common stock.

There are no family relationships between Mr. Kugler and any other executive officers or directors of IPWG. Other than the aforementioned transactions described above, there have been no transactions during IPWG’s last two fiscal years, or any currently proposed transaction, or series of similar transactions, to which IPWG was or is to be a party, in which the amount involved exceeds $60,000 and in which Mr. Kugler had or will have a direct or direct material interest.

The May 16, 2006 press release announcing the above-mentioned appointment is attached herein as Exhibits 99.1 and incorporated by reference herein.

Item 8.01 Other Events (Issuances of Press Release)

A press release in regard to the above was issued on May 16, 2008, is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(b) Exhibits.

The following exhibits are furnished as part of this Report:

Exhibit Number	Description
99.1	Press Release dated May 16, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL POWER GROUP, LTD.

Date: May 20, 2008	By: /s/ Peter Toscano
Peter Toscano
Chairman